SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 18, 2007
FIDELITY SOUTHERN
CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	No. 000-22374	No. 58-1416811

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(404) 639-6500
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On October 18, 2007, the Board of Directors of Fidelity Southern Corporation (the “Registrant”) adopted amendments (“Amendments”) to certain provisions of Article Five of the Registrant’s Bylaws. The purpose of the Amendments was to make the Registrant’s common stock eligible for participation in a Direct Registration Program, as required by NASDAQ Rule 4350. In compliance with this rule, the Amendments provide for the issuance of the Registrant’s stock in uncertificated, book-entry form in accordance with a Direct Registration System.
     A copy of the Amendment to the Bylaws of the Registrant is attached as Exhibit 3.2 and is incorporated herein by reference to this Item 5.03.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

3.2	Amendment to the Bylaws of Fidelity Southern Corporation, dated October 18, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ B. Rodrick Marlow
B. Rodrick Marlow
Chief Financial Officer

October 19, 2007

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